SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 7, 2002


                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-22818                22-3240619
(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation)                    File Number)         Identification No.)

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                58 South Service Road
                Melville, New York                             11747
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (631) 730-2200
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Item 5. Other Events

     On May 7, 2002, on its conference call with analysts discussing third quarter results The Hain Celestial Group, Inc. (the "Company") revised previous guidance and announced that it expects earnings for the fourth quarter ended June 30, 2002 to be between $0.09 and $0.13 per share. In addition, the Company announced revenue growth objectives for fiscal 2003 of 14% to 16%. No earnings per share guidance for fiscal 2003 was given.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE HAIN CELESTIAL GROUP, INC.


Dated:  May 10, 2002           By:  /s/ Ira J. Lamel
                                    --------------------------------------------
                                    Name: Ira J. Lamel
                                    Title: Executive Vice President and
                                           Chief Financial Officer